State Street® SPDR® Portfolio S&P 500® ETF
SPYM
(NYSE Ticker)
Summary Prospectus-October 31, 2025
(As Revised February 3, 2026)
Before you invest in the State Street® SPDR® Portfolio S&P 500® ETF (the “Fund”), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated October 31, 2025, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information and reports to shareholders, as well as other information about the Fund, online at www.statestreet.com/im.
You may also obtain this information at no charge by calling 1-866-787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.
Investment Objective
The State Street SPDR Portfolio S&P 500 ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.02%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.02%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$2	$6	$11	$26
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P 500 Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the

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securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies). The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to measure the performance of the large-capitalization segment of the U.S. equity market. The selection universe for the Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with unadjusted market capitalizations of at least $22.7 billion and float-adjusted market capitalizations of at least $11.35 billion at the time of inclusion. These capitalization ranges may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float-adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive aggregate earnings over the four most recent quarters and for the most recent quarter. In selecting securities for inclusion in the Index, the Index Provider also considers sector balance by comparing the weight of each GICS (Global Industry Classification Standard) sector in the Index to its weight in the relevant market capitalization range of the S&P Total Market Index.
The Index is float-adjusted market capitalization weighted. Index constituents are added and removed on an as-needed basis. The Index is rebalanced on a quarterly basis in March, June, September and December. As of August 31, 2025, a significant portion of the Fund comprised companies in the technology sector, although this may change from time to time. As of July 31, 2025, the Index comprised 503 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
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Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Non-Diversification Risk: To the extent the Fund becomes “non-diversified,” the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become non-diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
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Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	20.54%	Q2 2020
Lowest Quarterly Return	-19.54%	Q1 2020
Year-to-Date	14.81%	9/30/2025
Average Annual Total Returns (for periods ended 12/31/24)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective November 16, 2017, the Fund's benchmark index changed from the Russell 1000 Index to the SSGA Large Cap Index.  Effective January 24, 2020, the Fund's benchmark index changed from the SSGA Large Cap Index to the S&P 500 Index.  Each benchmark index change was consistent with a change in the Fund's principal investment strategy to track the performance of a new index.  Performance of the Fund prior to January 24, 2020 is therefore based on the Fund's investment strategy to track the applicable prior indexes and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	24.97%	14.52%	13.03%
Return After Taxes on Distributions	24.54%	14.07%	12.51%
Return After Taxes on Distributions and Sale of Fund Shares	15.01%	11.56%	10.71%
S&P 500 Index/SSGA Large Cap Index/Russell 1000 Index[1] (reflects no deduction for fees, expenses or taxes)	25.02%	14.56%	13.08%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
1
Returns shown are reflective of the S&P 500 Index for the period January 24, 2020 to December 31, 2024, the SSGA Large Cap Index for the period from November 16, 2017 to January 23, 2020, and the Russell 1000 Index for the period from January 1, 2015 to November 15, 2017.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, John Law and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
John Law, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2016.
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Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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© 2026 State Street Corporation. All Rights Reserved.

State Street® SPDR® Portfolio S&P 500® ETF
www.statestreet.com/im
SPDR® Series Trust
One Congress Street, Boston, MA 02114
© 2026 State Street Corporation. All Rights Reserved.
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